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                                                                     Exhibit (j)


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to all references to our firm included in this Form N-1A registration statement, Amendment No. 7, for Bremer Investment Funds, Inc.

                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP



Milwaukee, Wisconsin
January 26, 2000